UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2012

AUDIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35528	91-2061537
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 Clyde Avenue

Mountain View, CA 94043

(Address of principal executive offices) (Zip code)

(650) 254-2800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Extension of Lock-up Period

On November 1, 2012, Audience, Inc. (the “Company”) announced that pursuant to the underwriting agreement and individual lock-up agreements executed in connection with its initial public offering (“IPO”), the term of the lock-up agreements between its pre-IPO stockholders and the IPO underwriters has been automatically extended through November 11, 2012.

The press release issued by the Company on November 1, 2012 announcing the extension of the lock-up period is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 1, 2012, regarding the extension of the lock-up period in connection with the initial public offering of Audience, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDIENCE, INC.

Date: November 1, 2012	By:	/s/ Kevin S. Palatnik
	Name:	Kevin S. Palatnik
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 1, 2012, regarding the extension of the lock-up period in connection with the initial public offering of Audience, Inc.